Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of January 31, 2014, between Forest Laboratories, Inc., a Delaware corporation (the “Issuer”) and Morgan Stanley & Co. LLC as the representative (the “Representative”) of the several initial purchasers (the “Initial Purchasers”) set forth in Schedule I to the Purchase Agreement.

This Agreement is made pursuant to the Purchase Agreement dated as of January 27, 2014 (the “Purchase Agreement”), between the Issuer and the Representative, on behalf of the Initial Purchasers, which provides for the sale by the Issuer to the Initial Purchasers of an aggregate of $1,050,000,000 principal amount of the Issuer’s 4.375% Senior Notes due 2019 (the “2019 Notes”) and an aggregate of $750,000,000 principal amount of the Issuer’s 4.875% Senior Notes due 2021 (the “2021 Notes”). As used herein, “Securities” shall mean the 2019 Notes and the 2021 Notes, as individual series of notes and not collectively. In order to induce the Initial Purchasers to enter into the Purchase Agreement and for good and valuable consideration to the Holders of the Securities, the Issuer has agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1.	Definitions.

As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“1933 Act” shall mean the Securities Act of 1933, as amended from time to time.

“1934 Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“2019 Notes” shall have the meaning set forth in the preamble.

“2021 Notes” shall have the meaning set forth in the preamble.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the 1934 Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the 1934 Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms “Beneficially Owns” and “Beneficially Owned” will have correlative meanings.

“Closing Date” shall mean the Closing Date as defined in the Purchase Agreement.

“Exchange Dates” shall have the meaning set forth in Section 2(a)(ii) hereof.

“Exchange Offer” shall mean an exchange offer by the Issuer of Exchange Securities of a series for Registrable Securities of the applicable series pursuant to Section 2(a) hereof.

“Exchange Offer Registration” shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Exchange Securities” shall mean two series of securities, each issued by the Issuer under the applicable Indenture containing terms identical to the corresponding series of Securities (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Securities of such series or, if no such interest has been paid, from January 31, 2014 and (ii) the Exchange Securities will not contain restrictions on transfer) and to be offered to Holders of the applicable series of Securities in exchange for Securities of such series pursuant to the Exchange Offer.

“Free Writing Prospectus” shall mean each free writing prospectus (as defined in Rule 405 under the 1933 Act) prepared by or on behalf of the Issuer or used by the Issuer in connection with a Shelf Registration.

“Holder” shall mean, for each series of Registrable Securities, the Initial Purchasers, for so long as they own any Registrable Securities of such series, and each of their respective successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities of such series under the applicable Indenture, including any Person that acquired any Registrable Securities of such series prior to the date hereof; provided that for purposes of Sections 4 and 5 hereof, the term “Holder” shall include Participating Broker-Dealers.

“Indenture” shall mean, as applicable, either (i) the Indenture relating to the 2019 Notes dated as of January 31, 2014 between the Issuer and Wells Fargo Bank, National Association, as trustee, and as the same may be supplemented from time to time in accordance with the terms thereof or (ii) the Indenture relating to the 2021 Notes dated as of January 31, 2014 between the Issuer and Wells Fargo Bank, National Association, as trustee, and as the same may be supplemented from time to time in accordance with the terms thereof.

“Initial Purchasers” shall have the meaning set forth in the preamble.

“Issuer” shall have the meaning set forth in the preamble.

“Majority Holders” shall mean, for any series of Registrable Securities, the Holders of a majority of the aggregate principal amount of outstanding Registrable Securities of such series; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities of such series is required hereunder, Registrable Securities of such series held by the Issuer or any of its affiliates (as such term is defined in Rule 405 under the 1933 Act) (other than the Initial Purchasers or subsequent Holders of Registrable

Securities of such series if such subsequent Holders are deemed to be such affiliates solely by reason of their holding of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount of such series.

“Participating Broker-Dealer” shall have the meaning set forth in Section 4(a) hereof.

“Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated or deemed by securities laws to be incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble.

“Registrable Securities” shall mean the Securities; provided, however, that the Securities of a series shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities shall have been declared effective under the 1933 Act and either (a) such Securities are exchanged for Exchange Securities of the applicable series in the Exchange Offer or (b) such Securities were not tendered by the Holder thereof in the Exchange Offer (provided that the Exchange Offer was conducted in accordance with the terms of this Agreement, including with respect to periods during which Securities may be exchanged), (ii) when a Registration Statement with respect to such Securities shall have been declared effective under the 1933 Act and such Securities shall have been disposed of pursuant to such Registration Statement, (iii) when such Securities have been sold to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the 1933 Act or (iv) when such Securities shall have ceased to be outstanding.

“Registration Default” shall have the meaning set forth in Section 2(d) hereof.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Issuer with this Agreement, including without limitation: (i) all SEC, stock exchange or Financial Industry Regulatory Authority registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Registrable Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of each Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel and any depositary for book-entry Securities, (vii) the fees and disbursements of counsel for the Issuer and, in the case of a Shelf Registration Statement, the reasonable fees and disbursements of one counsel for the Holders of both series of Securities (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers) and (viii) the fees and disbursements of the independent public accountants of the Issuer (and, if necessary, any other certified public accountant of any subsidiary of the Issuer, or of any business acquired by the Issuer for which financial statements and financial data are or are required to be included in the Registration Statement), including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, but excluding fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Registration Statement” shall mean any registration statement of the Issuer that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed by securities laws to be incorporated by reference therein.

“SEC” shall mean the Securities and Exchange Commission.

“Securities” shall have the meaning set forth in the preamble.

“Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Issuer filed pursuant to the provisions of Section 2(b) hereof on an appropriate form under 1933 Act relating to the offer and sale of all of the Registrable Securities (but no other securities unless approved by the Holders whose Registrable Securities are covered by such Shelf Registration Statement) under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed by securities law to be incorporated by reference therein.

“Staff” shall have the meaning set forth in Section 4(a) hereof.

“Trustee” shall mean the trustee with respect to the Securities under each Indenture.

“Underwriter” shall have the meaning set forth in Section 3 hereof.

“Underwritten Registration” or “Underwritten Offering” shall mean a registration in which Registrable Securities are sold to an Underwriter for reoffering to the public.

2.	Registration Under the 1933 Act.

(a) To the extent not prohibited by any applicable law or applicable interpretation of the Staff, the Issuer shall (i) file an Exchange Offer Registration Statement covering the offer by the Issuer to the Holders of each series of Registrable Securities to exchange all of the Registrable Securities of such series for Exchange Securities of the applicable series and (ii) use its commercially reasonable efforts to have the Exchange Offer Registration Statement declared effective by the SEC as promptly as practicable after such Registration Statement has been filed. The Issuer shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement has been declared effective by the SEC. The Issuer shall commence the Exchange Offer by mailing the related exchange offer Prospectus and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

(i) that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered will be accepted for exchange;

(ii) the dates of acceptance for exchange (which shall be a period of at least 20 business days from the date such notice is mailed) (the “Exchange Dates”);

(iii) that any Registrable Security not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement;

(iv) that Holders electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to (A) surrender such Registrable Security, together with the enclosed letters of transmittal, to the institution and at the address specified in the notice prior to the close of business on the last Exchange Date or (B) effect such exchange otherwise in compliance with the applicable procedures of the depositary for such Registrable Security; provided, however, that, if any of the Registrable Securities are in book-entry form, such Prospectus and accompanying documents shall also specify how the surrender is to be effected in accordance with applicable book-entry procedures; and

(v) that Holders will be entitled to withdraw their election, not later than the close of business on the last Exchange Date, by sending to the institution and at the address specified in the notice a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing his election to have such Securities exchanged.

As soon as practicable after the last Exchange Date, the Issuer shall:

(i) accept for exchange Registrable Securities or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer; and

(ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Issuer and issue, and cause the Trustee to promptly authenticate and mail to each Holder, an Exchange Security of the applicable series equal in principal amount to the principal amount of the Registrable Securities surrendered by such Holder; provided that if any of the Registrable Securities are in book-entry form, the Issuer shall, in co-operation with the Trustee, effect the exchange of Registrable Securities in accordance with applicable book-entry procedures.

The Issuer shall use its commercially reasonable efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the 1933 Act, the 1934 Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the Staff. The Issuer shall, if requested by the Initial Purchasers, use its reasonable efforts to inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right, subject to applicable law, to contact such Holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.

(b) In the event that (i) the Issuer is not permitted to consummate the Exchange Offer provided for in Section 2(a) above because the Exchange Offer is not permitted by applicable law or any applicable interpretation of the Staff, (ii) for any reason, the Exchange Offer is not consummated on or before October 28, 2014 or (iii) any Beneficial Owner of Registrable Securities notifies the Issuer that (A) it is prohibited by law or SEC policy from participating in the Exchange Offer, (B) it may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales or (C) it is a broker-dealer and owns Securities acquired directly from the Issuer or an affiliate of the Issuer, then the Issuer shall file after such determination date or notice is given to the Issuer, as the case may be, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities and to use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective by the SEC reasonably promptly but in any event on or prior to 90 days after the obligation to file such shelf registration statement arises. Notwithstanding the foregoing, in the event the Issuer is required to file a Shelf Registration Statement solely as a result of the matters referred to in clause (iii)(B) of the preceding sentence, the Issuer shall use its commercially reasonable efforts to file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) above with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers after completion of the Exchange Offer. The Issuer agrees to use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the later of (i) six months after the initial date of effectiveness of the Shelf Registration Statement and (ii) one year after the Closing Date. The Issuer further agrees to supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Issuer for such Shelf Registration Statement or by the 1933 Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder, and to use its commercially reasonable efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as thereafter practicable. The Issuer agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

(c) The Issuer shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) and Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

(d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that, if, after it has been declared effective, the offering of Registrable Securities of any series pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference with respect to such series of Registrable Securities until the offering of Registrable Securities of such series pursuant to such Registration Statement may legally resume. In the event (1) the Issuer fails to consummate the Exchange Offer, or the Shelf Registration Statement is not declared effective, in each case with respect to the applicable series of Registrable Securities, on or before October 28, 2014; or (2) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective with respect to a series of Registrable Securities but thereafter ceases to be effective or usable in connection with resales or exchanges of such series of Registrable Securities during the periods specified in this Agreement (each such event referred to in clauses (1) and (2) above, a “Registration Default”), then with respect to the first 90-day period immediately following the occurrence of the first Registration Default, the interest rate on the Securities of such series will be increased by 0.25% per annum on the principal amount of Securities of such series held by such Holder. The amount of additional interest will increase by an additional 0.25% per annum on the principal amount of Securities of such series with respect to each following 90-day period until all Registration Defaults have been cured, up to a maximum amount of additional interest for all Registration Defaults of 1.00% per annum.

All accrued additional interest will be paid by the Issuer on each interest payment date to the Holder of a global note by wire transfer of immediately available funds or by federal funds check and to Holders of certificated notes by wire transfer to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified.

Following the cure of all Registration Defaults, the accrual of additional interest will cease.

(e) Without limiting the remedies available to the Initial Purchasers and the Holders, the Issuer acknowledges that any failure by the Issuer to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the obligations of the Issuer under Section 2(a) and Section 2(b) hereof.

3.	Registration Procedures.

In connection with the obligations of the Issuer with respect to the Registration Statements pursuant to Section 2(a) and Section 2(b) hereof, the Issuer shall, within the timeframes specified hereunder:

(a) prepare and file with the SEC a Registration Statement on the appropriate form under the 1933 Act, which form (x) shall be selected by the Issuer and (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

(b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act; to keep each Prospectus current during the period described under Section 4(3) and Rule 174 under the 1933 Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities; provided, however, that the Issuer may delay preparing, filing and distributing any such supplements or amendments (and continue the suspension of the use of the Prospectus) if it would require disclosure of any event if (x) the Issuer determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Issuer or (y) the disclosure otherwise relates to a material business transaction or development which has not been publicly disclosed; provided, further, that (i) neither any such delay nor any such suspension shall extend for a period of more than 30 days in any three-month period or a total of more than 75 days for all such periods in any twelve-month period (including in such total the period of all delays and suspensions pursuant to this clause (b), suspensions, if any, of any disposition of Registrable Securities pursuant to a Registration Statement and all suspensions, if any, of effectiveness of a Registration Statement pursuant to any other provision of this Section 3) and shall not affect the Issuer’s obligations to pay additional interest as contemplated by Section 2(d) hereof and (ii) the Issuer shall extend the period during which a Registration Statement shall be maintained effective pursuant to this Agreement by the total number of days included in delays or suspensions pursuant to this clause (b), if any;

(c) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, to counsel for the Initial Purchasers, to counsel for the Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; and the Issuer consents to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

(d) use its commercially reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, to cooperate with such Holders in connection with any filings required to be made with the Financial Industry Regulatory Authority and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Issuer shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

(e) in the case of a Shelf Registration, notify each Holder of Registrable Securities, counsel for the Holders and counsel for the Initial Purchasers promptly and, if requested by any such Holder or counsel, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Issuer contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if the Issuer receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading and (vi) of any determination by the Issuer that a post-effective amendment to a Registration Statement would be appropriate;

(f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide immediate notice to each Holder of the withdrawal of any such order;

(g) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested in writing);

(h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be in such denominations (consistent with the provisions of the applicable Indenture) and registered in such names as the selling Holders may reasonably request at least one business day prior to the closing of any sale of Registrable Securities;

(i) (A) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(v) hereof, use its commercially reasonable efforts to prepare and file with the SEC a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Issuer agrees to notify the Holders to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Holders hereby agree to suspend use of the Prospectus until the Issuer has amended or supplemented the Prospectus to correct such misstatement or omission;

(B) Notwithstanding clause (i)(A) above, if (i) any event contemplated by Section 3(e)(v) hereof occurs and is continuing and (ii) (x) the Issuer determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Issuer or (y) the disclosure otherwise relates to a material business transaction or development which has not been publicly disclosed, the Issuer, upon providing notice to the Initial Purchasers and the Holders, may suspend the use of the Prospectus included in any Shelf Registration Statement for periods of time not to exceed 30 consecutive days (each such period, a “Suspension Period”) and for no more than a total of 75 days during any 365-day period in which such suspensions are in effect (including in such total the period of all delays, if any, pursuant to Section 3(b) and all suspensions of any disposition of Registrable Securities pursuant to a Registration Statement and all suspensions of effectiveness of a Registration Statement pursuant to any provision of this Section 3) and no additional interest pursuant to Section 2(d) shall accrue or be payable during any such Suspension Period pursuant to this clause (B); provided, however, that upon the termination of any such Suspension Period, the Issuer shall promptly notify the Initial Purchasers and each Holder that such Suspension Period has been terminated; provided, further, that no more than four Suspension Periods may be in effect in any 365-day period and the Issuer shall extend the period during which a Registration Statement shall be maintained effective pursuant to this Agreement by the total number of days included in all Suspension Periods, if any.

(j) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) and make such of the representatives of the Issuer as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) available for discussion of such document (other than with respect to a document filed with the SEC pursuant to the 1934 Act that will be incorporated by reference in the

Registration Statement or any Prospectus, in each case, that is not filed to correct a misstatement, an omission or noncompliance), and shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus, of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) shall reasonably object within three business days of receipt thereof;

(k) obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement;

(l) cause each Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, cooperate with the Trustee and the Holders of each series to effect such changes to the applicable Indenture as may be required for the Indenture of such series to be so qualified in accordance with the terms of the TIA and execute, and use its commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable each Indenture to be so qualified in a timely manner;

(m) in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Securities, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, all financial and other records, pertinent documents and properties of the Issuer, and cause the officers, directors and employees of the Issuer to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with a Shelf Registration Statement;

(n) [Reserved];

(o) if reasonably requested by any Holder of Registrable Securities covered by a Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Issuer has received notification of the matters to be incorporated in such filing; provided, that the Issuer shall not be required to make more than three such filings on behalf of all Holders in any 30-day period; and

(p) in the case of a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority of either series of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Issuer and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Issuer (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain “cold comfort” letters from the independent certified public accountants of the Issuer (and, if necessary, any other certified public accountant of any subsidiary of the Issuer, or of any business acquired by the Issuer for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of either series of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Issuer made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

In the case of a Shelf Registration Statement, the Issuer may require each Holder of Registrable Securities to furnish to the Issuer such information regarding the Holder and the proposed distribution by such Holder of such Registrable Securities as the Issuer may from time to time reasonably request in writing.

In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 3(e)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof, and, if so directed by the Issuer, such Holder will deliver to the Issuer (at its expense) all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Issuer shall give any such notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the Issuer shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions. The Issuer, in total, may give any such notice only twice during any 365-day period and any such suspensions may not exceed 30 days for each suspension and there may not be more than three suspensions in effect during any 365-day period.

The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the “Underwriters”) that will administer the offering will be selected by the Majority Holders of each series of the Registrable Securities included in such offering.

4.	Participation of Broker-Dealers in Exchange Offer.

(a) The staff of the SEC (the “Staff”) has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”), may be deemed to be an “underwriter” within the meaning of the 1933 Act and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities.

The Issuer understands that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the 1933 Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the 1933 Act.

(b) In light of the above, notwithstanding the other provisions of this Agreement, the Issuer agrees that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be, reasonably requested by the Initial Purchasers or by one or more Participating Broker-Dealers, in each case as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above; provided that:

(i) the Issuer shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(i) hereof, for a period exceeding 180 days after the last Exchange Date (as such period may be extended pursuant to Section 3 hereof) and Participating Broker-Dealers shall not be authorized by the Issuer to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 4; and

(ii) the application of the Shelf Registration procedures set forth in Section 3 hereof to an Exchange Offer Registration, to the extent not required by the positions of the Staff of the SEC or the 1933 Act and the rules and regulations thereunder, will be in conformity with the reasonable request to the Issuer by the Initial Purchasers or with the reasonable request in writing to the Issuer by one or more broker-dealers who certify to the Initial Purchasers, on one hand, and the Issuer on the other hand, in writing that they anticipate that they will be Participating Broker-Dealers; and provided further that, in connection with such application of the Shelf Registration procedures set forth in Section 3 hereof to an Exchange Offer Registration, the Issuer shall be obligated (x) to deal only with one entity representing the Participating Broker-Dealers, which shall be the Representative unless it elects not to act as such representative, (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers, which shall be counsel to the Initial Purchasers unless such counsel elects not to so act and (z) to cause to be delivered only one, if any, “cold comfort” letter from the independent certified public accountants of the Issuer (and, if necessary, one “cold comfort” letter from each of the other certified public accountants of any subsidiary of the Issuer, or of any business acquired by the Issuer for which financial statements and financial data are or are required to be included in the Registration Statement) with respect to the Prospectus in the form existing on the last Exchange Date and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (i) above.

(c) The Initial Purchasers shall have no liability to the Issuer or any Holder with respect to any request that they may make pursuant to Section 4(b) above.

5.	Indemnification and Contribution.

(a) The Issuer agrees to indemnify and hold harmless the Initial Purchasers and their affiliates, each Holder and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, or is under common control with, or is controlled by, any Initial Purchaser or any Holder, from and against all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by the Initial Purchasers or any of their affiliates, any Holder or any such controlling or affiliated Person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Securities or Registrable Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) or any Free Writing Prospectus taken together with the Prospectus or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser or any Holder furnished to the Issuer in writing through the Representative or any selling Holder expressly for use therein. In connection with any Underwritten Offering permitted by Section 3 hereof, the Issuer will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the 1933 Act and the 1934 Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

(b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Issuer, the Initial Purchasers and their affiliates, and the other selling Holders, and each of their respective directors, officers who sign the Registration Statement and each Person, if any, who controls the Issuer, any Initial Purchaser and any other selling Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Issuer to the Initial Purchasers and the Holders, but only with reference to information relating to such Holder furnished to the Issuer in writing by such Holder expressly for use in any Registration Statement (or any amendment thereto), any Prospectus (or any amendment or supplement thereto) or any Free Writing Prospectus.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either Section 5(a) or Section 5(b) above, such Person (the “indemnified party”) shall promptly notify the Person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Initial Purchasers and all Persons, if any, who control any Initial Purchaser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Issuer and its directors and officers who sign the Registration Statement and each Person, if any, who controls the Issuer within the meaning of either such Section and (c) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Holders and all Persons, if any, who control any Holder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In such case involving the Initial Purchasers and Persons who control the Initial Purchasers, such firm shall be designated in writing by the Representative. In such case involving the Holders and such Persons who control Holders, such firm shall be designated in writing by the Majority Holders. In all other cases, such firm shall be designated by the Issuer. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party for such fees and expenses of counsel in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) If the indemnification provided for in Section 5(a) or Section 5(b) above is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Issuer, on the one hand, and the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer, on the one hand, or by the Holders, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders’ respective obligations to contribute pursuant to this Section 5(d) are several in proportion to the respective principal amount of Registrable Securities of such Holder that were registered pursuant to a Registration Statement.

(e) The Issuer, on the one hand, and each Holder, on the other hand, agree that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 5(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 5(d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, no Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which Registrable Securities were sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers or any of their affiliates, any Holder or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Issuer or its officers or directors or any Person controlling the Issuer, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

6.	Miscellaneous.

(a) No Inconsistent Agreements. The Issuer represents, warrants and agrees that the Issuer has not entered into, and on or after the date of this Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Issuer represents, warrants and agrees that the rights granted to the Holders hereunder do not and will not in any way conflict with and are and will not be not inconsistent with the rights granted to the holders of the other issued and outstanding securities of the Issuer under any such agreements.

(b) Amendments and Waivers. With respect to any series of Securities, the provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Issuer has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities of such series affected by such amendment, modification, supplement, waiver or consent; provided, however, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder.

(c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, electronic mail or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Issuer by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; and (ii) if to the Issuer, initially at the Issuer’s address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c).

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied or emailed; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the applicable Indenture.

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Issuer with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

(e) Purchase and Sales of Securities. For so long as there are Registrable Securities outstanding, the Issuer (i) shall not resell any Securities that have been or will be acquired by it, and (ii) shall not permit any of its affiliates (as defined in Rule 144 under the 1933 Act) to resell any of the Securities that have been or will be acquired by any of them other than (A) to the Issuer or (B) in compliance with the provisions of Rule 144 under the 1933 Act.

(f) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Issuer, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent any Holder deems such enforcement necessary or advisable to protect its rights or the rights of any other Holders hereunder.

(g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (e.g., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof.

(h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i) Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

(j) Entire Agreement; Severability. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

FOREST LABORATORIES, INC.

By:	/s/ Francis I. Perier, Jr.
	Name:	Francis I. Perier, Jr.
	Title:	Executive Vice President, Chief Financial Officer

[Signature Page to Forest Laboratories, Inc. Registration Rights Agreement]

Confirmed and accepted as of the date first above written:

MORGAN STANLEY & CO. LLC

By:	/s/ Pramod Raju
	Name:	Pramod Raju
	Title:	Authorized Signatory

As Representative of the several Initial Purchasers